Exhibit 99.2

Company Registration No. 1886042

19 ENTERTAINMENT LIMITED

Report and Financial Statements

30 June 2004

Deloitte &Touche LLP

London

19 ENTERTAINMENT LIMITED

REPORT AND FINANCIAL STATEMENTS 2004

CONTENTS

Officers and professional advisers

Directors’ report

Statement of director’s responsibilities

Independent auditors’ report

Group profit and loss account

Group balance sheet

Balance sheet

Group cash flow statement

Combined statement of movement in shareholders’ funds and movement in reserves

Notes to the accounts

REPORT AND FINANCIAL STATEMENTS 2004

OFFICERS AND PROFESSIONAL ADVISERS

DIRECTORS

Simon Fuller

Paul Bedford

Patrick McKenna

Andrew Stinson

SECRETARY

Paul Bedford

REGISTERED OFFICE

33 Ransomes Dock

35-37 Parkgate Road

London SW11 4NP

BANKERS

Natwest Plc

Bloomsbury Parr’s

PO Box 158

214 Holbom

London

WC1V 7BX

SOLICITORS

Harbottle & Lewis

Hanover House

14 Hanover Square

London

W1R 0BE

AUDITORS

Deloitte & Touche LLP

Chartered Accountants

London

DIRECTORS’ REPORT

The directors present their report and the audited financial statements for the year ended 30 June 2004.

PRINCIPAL ACTIVITIES

The principal activity of the company and group during the year was that of artiste management and their activities.

REVIEW OF DEVELOPMENTS AND FUTURE PROSPECTS

The group made a profit after tax of £6,794,675 (2003 – profit £6,557,850). The directors believe the group is well placed to exploit future opportunities and intends to take steps to develop the business in the future years.

DIVIDENDS

During the year an interim dividend off £400,000 was paid to shareholders (2003 – £524,999). At the year end a final dividend of £ 2,997,338 was proposed by the directors (2003 - £2,753,926).

DIRECTORS AND THEIR INTERESTS IN SHARES OF THE COMPANY

The directors who served the company during the year together with their beneficial interests in the shares of the company were as follows:

	At 30 June 2004		At 30 June 2003
	Non voting shares of 1 p each	Ordinary shares of 1 p each	Non voting shares of 1 p each	Ordinary shares of 1 p each
Simon Fuller	2,500	10,000	2,500	10,000
Paul Bedford	—	—	—	—
Patrick McKenna	—	—	—	—
Andrew Stinson	—	—	—	—

No director owns shares in other group companies as the company 19 Entertainment Limited owns the shares of group companies.

AUDITORS

A resolution to re-appoint Deloitte & Touche LLP will be proposed at the forthcoming Annual General Meeting.

Approved by the Board of Directors

and signed on behalf of the Board

/s/ Simon Fuller
Simon Fuller
Director

22/12/2004

STATEMENT OF DIRECTORS’ RESPONSIBILITIES

United Kingdom company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and group as at the end of the financial year and of the profit or loss of the group for that period. In preparing those financial statements, the directors are required to;

•                  select suitable accounting policies and then apply them consistently;

•                  make judgements and estimates that are reasonable and prudent;

•                  state whether applicable accounting standards have been followed; and

•                  prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for the system of internal control, for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

INDEPENDENT AUDITORS’ REPORT TO THE MEMBERS OF 19 ENTERTAINMENT LIMITED

We have audited the financial statements of 19 Entertainment Limited for the year ended 30 June 2004 which comprise the group profit and loss account, the group and company balance sheets, the group cash flow statement, the combined statement of movement in shareholders’ funds and movement in reserves and the related notes 1 to 24. These financial statements have been prepared under the accounting policies set out therein.

This report is made solely to the company’s members, as a body, in accordance with section 235 of the Companies Act 1985. Our audit work has been undertaken so that we might state to the company’s members those matters we are required to state to them in an auditors’ report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company’s members as a body, for our audit work, for this report, or for the opinions we have formed.

Respective responsibilities of directors and auditors

As described in the statement of directors’ responsibilities, the company’s directors are responsible for the preparation of the financial statements in accordance with applicable United Kingdom law and accounting standards. Our responsibility is to audit the financial statements in accordance with relevant United Kingdom legal and regulatory requirements and auditing standards.

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report if, in our opinion, the directors’ report is not consistent with the financial statements, if the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors’ remuneration and transactions with the company and other members of the group is not disclosed.

We read the directors’ report for the above year and consider the implications for our report if we become aware of any apparent misstatements.

Basis of audit opinion

We conducted our audit in accordance with United Kingdom auditing standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements and of whether the accounting policies are appropriate to the circumstances of the company and the group, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion, we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion

In our opinion the financial statements give a true and fair view of the state of the affairs of the company and of the group as at 30 June 2004 and of the profit of the group for the year then ended and have been properly prepared in accordance with the Companies Act 1985.

/s/ Deloitte & Touche LLP
Deloitte & Touche LLP
Chartered Accountants and Registered Auditors
London

22/12/2004

GROUP PROFIT AND LOSS ACCOUNT

Year ended 30 June 2004

	Note	2004	2003
		£	£

TURNOVER	1,2	48,265,381	53,372,415
Cost of sales		(20,237,467)	(31,838,008)

GROSS PROFIT		28,047,914	21,534,407

Administration expenses		(17,943,610)	(11,919,026)

OPERATING PROFIT	3	10, 104,304	9,615,381

Interest receivable	5	54,078	17,826
Interest payable and similar charges	6	(40,568)	(46,201)

PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION		10,117,814	9,587,006

Tax charge on profit on ordinary activities	7	(3,323,139)	(3,029,156)

PROFIT ON ORDINARY ACTIVITIES AFTER TAXATION		6,794,675	6,557,850

PROFIT FOR THE FINANCIAL YEAR		6,794,675	6,557,850
Dividends	8	(3,397,338)	(3,278,925)

RETAINED PROFIT FOR THE YEAR		3,397,337	3,278,925

Profit and loss account brought forward		4,160,498	881,573

Profit and loss account carried forward		7,557,835	4,160,498

The above results are derived from continuing activities.

There are no recognised gains or losses for the current or prior years, other than as stated in me profit and loss account. Accordingly no statement of total recognised gains or losses is given.

The parent of the group, 19 Entertainment Limited, has taken the advantage of the legal dispensation not to produce its own profit and loss account. The parent’s profit after tax before dividends was £3,558,730 (2003: £3,278,925) for the year.

GROUP BALANCE SHEET

30 June 2004

	Note		2004		2003
		£	£	£	£

FIXED ASSETS
Intangible assets	9	112,000		126,000
Tangible assets	10	1,041,906		924,817
Investments	12	394		61
			1,154,300		1,050,878
CURRENTS ASSETS
Stocks	13	4,635,197		1,738,178
Debtors	14	18,569,836		14,689,385
Cash at bank and in hand		1,400,008		6,255,232
		24,605,041		22,682,795

CREDITORS: amounts falling due within one year	15	(11,138,560)		(12,412,341)

NET CURRENT ASSETS			13,466,481		10,270,454

TOTAL ASSETS LESS CURRENT LIABILITIES			14,620,781		11,321,332

CREDITORS: amounts filling due after more than one year	16		(2,367,987)		(2,455,421)

PROVISIONS FOR LIABILITIES AND CHARGES	17		(12,436)		(22,890)

NET ASSETS			12,240,358		8,843,021

CAPITAL AND RESERVES
Called up share capital	20		167		167
Share premium account			4,682,356		4,682,356
Profit and loss account			7,557,835		4,160,498

EQUITY SHAREHOLDERS’ FUNDS			12,240,358		8,843,021

These financial statements were approved by the Board of Directors on 22/12/2004.

Signed on behalf of the Board of Directors

/s/ S Fuller
S Fuller
Director

COMPANY BALANCE SHEET

30 June 2004

	Note		2004		2003
		£	£	£	£

FIXED ASSETS
Tangible assets	11	862,829		689,755
Investments	11	35,368		18,125
			898,197		707,880
CURRENTS ASSETS
Stocks	13	—		—
Debtors	15	13,916,711		9,128,764
Cash at bank and in hand		37,673		2,243,379
		13,954,384		11,372,143
CREDITORS: amounts falling due within one year		(9,908,665)		(7,274,610)

NET CURRENT ASSETS			4,045,719		4,097,533

TOTAL ASSETS LESS CURRENT LIABILITIES			4,943,916		4,805,413

PROVISION FOR LIABILITIES AND CHARGES			—		(22,890)

NET ASSETS			4,943,916		4,782,523

CAPITAL AND RESERVES
Called up share capital	20		167		167
Share Premium			4,682,356		4,682,356
Profit and loss account			261,393		100,000

EQUITY SHAREHOLDERS’ FUNDS			4,943,916		4,782,523

These financial statements were approved by the Board of Directors on 22/12/2004.

Signed on behalf of the Board of Directors

/s/ S Fuller
S Fuller
Director

GROUP CASH FLOW STATEMENT

Year ended 30 June 2004

	Note		2004		2003
		£	£	£	£

Net cash inflow from operating activities	21		1,293,258		5,731,471

Returns on investments and servicing of finance
Interest received		54,078		17,826
Interest paid		(40,568)		(46,201)

Net cash inflow/(outflow) from returns on investments and servicing of finance			13,510		(28,375)

Taxation			(3,039,156)		(1,183,340)
Capital expenditure and financial investment
Payment to acquire tangible fixed assets		—		(747,439)
Payment to acquire intangible fixed assets		(434,065)		—
Sale of tangible fixed assets		55,488		—

Net cash outflow from capital expenditure			(378,577)		(747,439)

Acquisitions and disposals
Investment			(333)		—

Equity dividends paid			(2,753,926)		(1,306,572)

Net cash (outflow)/inflow before financing			(4,855,224)		2,465,745
Financing
Issue of shares			—		—

(Decrease) / increase in cash in the year	22		(4,855,224)		2,465,745

COMBINED STATEMENT OF MOVEMENT IN

SHAREHOLDERS’ FUNDS AND MOVEMENT IN RESERVES

Year ended 30 June 2004

	Share capital £’000	Share premium account £’000	Profit and loss account £’000	Total £’000
Group

1 July 2003	167	4,682,356	4,160,498	8,843,021
Profit for the period	—	—	3,397,337	3,397,337

At 30 June 2004	167	4,682,356	7,557,835	12,240,358

Company

1 July 2003	167	4,682,356	100,000	4,782,523
Profit for the period	—	—	(266,269)	(266,269)

At 30 June 2004	167	4,682,356	(166,269)	4,516,254

NOTES TO THE ACCOUNTS

Year ended 30 June 2004

1.                                      ACCOUNTING POLICIES

Basis of accounting

The financial statements are prepared in accordance with applicable United Kingdom accounting standards. The particular accounting policies adopted are described below. They have all been applied consistently throughout the year and preceding year.

Accounting convention

The financial statements are prepared under the historical cost convention.

Basis of consolidation

The group Financial statements incorporate the financial statements of the company and all its subsidiaries. Associates are accounted for as ‘other investments’ rather than consolidating using the equity method due to immateriality.

Turnover

Turnover represents the value of goods and services provided globally, net of value added taxation.

Depreciation

Depreciation is calculated so as to write off the cost of an asset, less its estimated residual valve, over the useful economic life of that asset as follows:

Furniture and equipment	-	25% per annum on cost
Improvements to premises	-	over the period of the lease

Intangible assets

These are included at cost and depreciated in equal instalments over a period of ten years which is their estimated useful economic life. Provision is made for any impairment.

Deferred taxation

Deferred taxation is provided in full on timing differences that result in an obligation at the balance sheet date to pay more tax, or a right to pay less tax, at a future date, at rates expected to apply when they crystallise based on current tax rates and law. Timing differences arise from the inclusion of items of income and expenditure in taxation computations in periods different from those in which they are included in financial Statements. Deferred tax assets are recognised to the extent that it is regarded as more likely than not they will be recovered. Deferred tax assets and liabilities are not discounted.

Advances

Non returnable advances receivable in respect of recording or merchandising contracts entered into are recognised as turnover at the earlier of receipt and contractually due date.

Where the receipt of a non returnable advance is matched by a payment of a non returnable advance 10 a related artiste, the advance paid is written off in the profit and loss account in the same period as the advance received. Where non returnable, recoupable advances are paid to artistes prior to the receipt of any incoming advance or other royalty income, such amounts are held on the balance sheet as advances to artistes. Such advances are amortised to the profit and loss account as related income is recognised as turnover. Amounts held on the balance sheet are regularly reviewed to ensure they are carried at the lower of amount paid and recoverable value.

Royalty accounting

The group recognises royalties receivable as income on an accruals basis at the point that they are both earned and on the basis of the best information available at the time of drawing up the accounts. No accrual where rurally information has not been received at the time of drawing up the accounts.

Investments

Fixed asset investments are stated at cost less provision for impairment.

Operating lease agreements

Rentals applicable to operating leases where substantially all of the benefits and risks of ownership remain with the lessor are charged against profits on a straight-line basis over the period of the lease.

Work in progress

Work in progress represents costs incurred on projects in development. Amounts are carried at the lower of cost and net realisable value.

2.                                      TURNOVER

The turnover and profit before tax are attributable to the one principal activity of the company.

An analysis of turnover is given below:

	2004	2003
	£	£
Turnover by origin and destination:
United Kingdom	12,634,117	15,711,135
Rest of World	6,663,849	3,303,437
United States	28,987,415	34,357,843
	48,285,381	53,372,415

3.                                      OPERATING PROFIT

Operating profit is stated after charging:

	2004	2003
	£	£

Depreciation	297,041	235,435
Amortisation	14,000	14,000
Auditors’ remuneration:
- Audit	70,000	70,000
Operating lease costs:
- Other	276,945	219,720

The audit fee charged to 19 Entertainment Limited was £ 30,000 (2003: £30,999).

4.                                      DIRECTORS AND EMPLOYEES

	2004	2003
	£	£
Employees
The aggregate payroll costs (including directors) of the above were:
Wages and salaries	5,453,997	3,591,639
Social security costs	794,350	438,442
	6,248,347	4,030,081
The average number of employees (including directors) were:	No.	No.

Number of distribution staff	74	59
Number of administrative staff	37	20
	111	79

	£	£
Directors

Emoluments payable	488,666	522,000

Emoluments of highest paid director: Total emoluments	466,666	501,000

5.                                      INTEREST RECEIVABLE

	2004	2003
	£	£

Bank interest	54,078	17,826
	54,078	17,826

6.                                      INTEREST PAYABLE AND SIMILAR CHARGES

	2004	2003
	£	£

Bank interest on overdraft	11,817	12,852
Bank charges	26,664	22,811
Other	2,087	10,538
	40,568	46,201

7.                                      TAX CHARGE ON PROFIT ON ORDINARY ACTIVITIES

	2004	2003
	£	£
Current tax
Corporation tax	3,412,244	3,057,385
Adjustment in respect of prior years	(67,208)	(28,684)

Total current tax	3,345,036	3,028,701

Deferred tax
Timing differences, origination and reversal	(24,683)	(10,519)
Adjustments in respect of prior periods	2,786	10,974

Tax on profits on ordinary activities	3,323,139	3,029,156

Factors affecting the tax charge for the current period

The tax charge for the period is higher than the standard rate of corporation tax in the UK (30%) and this is due to the factors set out below:

Current taxation	2004	2003
	£	£

Profit on ordinary activities before taxation	10,117,814	9,587,006

UK corporation tax at 30%	3,035,344	2,876,102

Expenses not deductible for tax purposes	118,813	199,550
Capital allowances in excess of depreciation	27,799	(18,267)
German trade tax	6,246	—
Overseas tax rates difference	180,009	—
Overseas losses utilised	13,834	—
Overseas tax losses carried forward	30,199	—
Prior period adjustments	(67,208)	(28,684)

Current tax charge	3,345,036	3,028,701

8.                                      DIVIDENDS

	2004	2003
	£	£

Interim – paid – £24 per ordinary share (2003 – £52.50)	400,000	524,999
Final – proposed - £179.85 per ordinary share (2003 – £275.39)	2,997,338	2,753,926
	3,397,338	3,278,925

9.                                      GROUP INTANGIBLE FIXED ASSETS

£
Cost
At 1 July 2003 and 30 June 2004	140,000

Amortisation
At 1 July 2003	14,000
Charge for the period	14,000

At 30 June 2004	28,000

Net book value
At 30 June 2004	112,000

At 30 June 2003	126,000

10.                               GROUP TANGIBLE FIXED ASSETS

	Furniture and equipment	Improvements to premises	Total
	£	£	£
Cost
At 1 July 2003	1,050,263	403,762	1,454.025
Additions	288,595	262,948	551,543
Disposal	(184,114)	—	(184,114)

At 30 June 2004	1,154,744	666,710	1,821,454

Depreciation
At 1 July 2003	(437,677)	(91,531)	(509,208)
Charge for the year	(222,371)	(74,670)	(297,041)
Disposal	46,701	—	46,701

At 30 June 2004	(613,347)	(166,201)	(779,548)

Net book value
At 30 June 2004	541,397	500,509	1,041,906

At 30 June 2003	612,586	312,231	924,817

11.                               COMPANY TANGIBLE FIXED ASSETS

	Furniture and equipment	Improvements to premises	Total
	£	£	£
Cost
At 1 July 2003	727,646	403,762	1,131,407
Additions	206,310	262,948	469,258
Disposal	(85,469)	—	(85,469)

At 30 June 2004	848,487	666,710	1,515,196

Depreciation
At 1 July 2003	(350,122)	(91,531)	(441,653)
Charge for the year	(182,744)	(74,670)	(257,414)
Disposal	46,700	—	46,700

At 30 June 2004	(486,166)	(166,201)	(652.367)

Net book value
At 30 June 2004	362,321	500,509	862,829

At 30 June 2003	377,524	312,231	689,755

12.                              INVESTMENTS

GROUP	Other Investments
£
Cost
At 1 July 2003	79,560
Additions	333

At 30 June 2004	79,893

Provisions for impairment
At 1 July 2003	(79,499)
Charged to profit in the year	—

At 30 June 2004	(79,499)

Net book value
At 30 June 2004	394

At 30 June 2003	61

COMPANY	Subsidiaries	Other Investments	Total
	£	£	£
Cost
At 1 July 2003	18,066	79,560	97,626
Additions	16,910	333	17,243

At 30 June 2004	34,976	79,893	114,869

Provisions for impairment
At 1 July 2003	(2)	(79,499)	(79,501)
Charged to profit in the year	—	—	—

At 30 June 2004	(2)	(79,499)	(79,501)

Net book value
At 30 June 2004	34,974	394	35,368

At 30 June 2003	18,064	61	18,125

The parent company owns the issued share capital of the following companies, all incorporated in Great Britain except where noted:

Name Subsidiaries	Nature of business	Class of shares held	% of shares held. Direct or indirect
19 Merchandising Limited	Merchandising and Sponsorship	Ordinary	100%
S Club Limited	Record Production	Ordinary	100%
19 Recordings Limited	Record Production	Ordinary	100%
19 TV Limited	Music based TV Broadcasting	Ordinary	100%
19 Management Limited	Management of artistes	Ordinary	100%
19 Touring Limited	Artistes touring management	Ordinary	100%
19 Productions Limited	Development of TV projects	Ordinary	100%
Double Vision Limited	Film Production	Ordinary	100%
Brilliant 19 Limited	Music artist management	Ordinary	75%
Kindred Music Limited	Artistic and literary creation	Ordinary	50%
Lolli Productions Limited	Record production	Ordinary	50%
19 Entertainment Inc (incorporated in USA)	Management of artistes	Ordinary	100%
19 Entertainment GmbH (incorporated in Germany)	Management of artistes	Ordinary	100%
Other Investments
Native Management Limited	Management of artistes	Ordinary	50%
19 International Sports Management Limited	Management of artistes	Ordinary	50%

13.                               STOCKS

	Group		Company
	30 June	30 June	30 June	30 June
	2004	2003	2004	2003
	£	£	£	£
Work in progress	4,635,197	1,738,178	—	—

14.                            DEBTORS

	Group		Company
	2004	2003	2004	2003
	£	£	£	£

Trade debtors	3,776,438	2,561,359	83,587	402,420
Amounts owed by group undertakings	—	—	13,262,239	8,386,790
Amounts owed by associates	1,789	323	1,696	323
Other debtors including taxation and social security	653,941	2,860,771	313,550	243,324
Prepayments and accrued income	14,113,446	9,254,153	255,639	95,907
Deferred tax (note 17)	24,222	12,779	—	—
	18,569,836	14,689,385	13,916,711	9,128,764

15.                             CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

	Group		Company
	2004	2003	2004	2003
	£	£	£	£

Bank overdraft	—	—	2,399,934	2,101,902
Trade creditors	492,538	1,439,859	82,427	183,300
Amounts owed under Sale and Leaseback Liability	87,434	75,324	—	—
Amounts owed to related parties	—	—	3,969,657	1,482,397
Directors current account	2.261,716	448,666	—	448,666
Other creditors including taxation and social security	3,898,988	6,229,332	273,835	2,905,405
Accruals and deferred income	4,397,884	4,219,160	3,182,812	152,940
	11,138,560	12,412,341	9,908,665	7,274,610

Bank overdraft is secured on assets of the company.

Included in the other creditors including taxation and social security is £2,767,004 (2003: £3,057,755) for the group in relation to corporation tax payable.

16.                               CREDITORS: AMOUNTS FALLING AFTER MORE THAN ONE YEAR

	Group		Company
	2004	2003	2004	2003
	£	£	£	£

Amounts owed under Sale and Leaseback Liability	2,367,987	2,455,421	—	—
	2,367,987	2,455,421	—	—

17.                               PROVISION FOR LIABILITIES AND CHARGES

	Group		Company
	2004	2003	2004	2003
	£	£	£	£

Provision for deferred tax (see below)	12,436	22,890	—	22,890
	—	22,890	—	22,890

The movement during the period in the net provision/(asset) for deferred taxation was:

£

At 1 July 2003	10,111
Current year charge	(21,897)

At 30 June 2004	(11,786)

	2004	2003
	£	£

Accelerated capital allowances: (asset)/liability	(11,786)	10,111

18.                               COMMITMENTS UNDER LEASES

At 30 June 2004 the group and parent company had annual commitments under non-cancellable operating leases as set out below:

	2004	2003
	£	£
Land and buildings
Operating leases which expire:
After more than 5 years	276,945	219,720
	276,945	219,720

At 30 June 2004 the group had annual commitments under for a sale and leaseback as set out below:

Sale and Leaseback Liability
Amounts due:
Within One Year	87,434	75,324
Between 2 and 5 years	485,553	428,722
After 5 years	1,882,434	2,026,699
	2,455,421	2,530,745

19.                               TRANSACTIONS WITH RELATED PARTIES

The group consolidates wholly owned subsidiaries of 19 Entertainment Limited and, as such, has taken advantage of the exemption allowed by Financial Reporting Standard No 8 to not disclose details of transactions and balances with other related entities of 19 Entertainment Limited that are eliminated on consolidation.

For those companies that are not owned 90% by 19 Entertainment the following requires disclosure:

		Received	Trading
	Received	consultancy	balance as
	contribution	fees and	at 30 June
2004	to overheads	license fees	2004
	£	£	£

Native Management Limited	42,000	129,200	79
TLS Management Limited	—	3000	—
19 Music Limited	—	64,353	—
Lolli Productions Limited	—	—	931
Delirious Records Limited	—	—	—
19 International Sports Management Limited	—	—	3,164
Popworld Limited	—	—	—
Brilliant 19 Limited	191,453	—	187,408

		Received	Trading
	Received	consultancy	balance as
	contribution	fees and	at 30 June
2003	to overheads	license fees	2003
	£	£	£

Native Management Limited	—	—	—
TLS Management Limited	1,115	3,000	294
19 Music Limited	22,986	—	—
Lolli Productions Limited	—	—	—
Delirious Records Limited	—	—	—
19 International Sports Management Limited	—	—	323
Popworld Limited	—	—	—
Brilliant 19 Limited	91,349	—	(91,081)

Consultancy fees are included in the turnover of 19 Entertainment Limited.

At the balance sheet date the loan balances (which were unsecured and interest-free) due to the company before provisions were:

£

19 International Sports Management	3,164

20.                               CALLED UP SHARE CAPITAL

	2004	2003
	£	£
Authorised, called up, allotted and fully paid:
14,166 voting shares of £0.01 each	142	142
2,500 non voting shares of £0.01 each	25	25

Total share capital	167	167

21.                               RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW/(OUTFLOW) FROM OPERATING ACTIVITIES

	2004	2003
	£	£

Operating profit	10,104,304	9,615,381
Depreciation and amortisation	275,488	249,435
Increase in debtors	(2,951,320)	(9,452,982)
(Decrease)/increase in creditors	(3,880,451)	5,221,239
(Increase)/decrease in stocks	(2,267,198)	31,999
Increase in provisions for losses in investments and associates	12,436	66,399

Net cash inflow from operating activities	1,293,258	5,731,471

22.                               RECONCILIATION OF NET CASH FLOW TO MOVEMENTS IN NET FUNDS

	2004	2003
	£	£

(Decrease)/increase in cash in the period	(4,855,224)	2,465,745

Movement in net funds in the period	(4,855,224)	2,465,745

Net funds at 1 July	6,255,232	3,789,487

Net funds at 30 June	1,400,008	6,255,232

23.                               ANALYSIS OF NET FUNDS

	At 30 June		At 30 June
	2003	Cash flows	2004
	£	£	£

Cash in hand and at bank	6,255,232	(4,855,224)	1,400,008

24.                               CONTROLLING PARTY

The company is controlled by Simon Fuller, by virtue of his shareholding as described in the directors’ report.